Intangible Assets - Schedule of Recognized Amounts of Assets Acquired and Liabilities Assumed (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Schedule of Recognized Amounts Assets Acquired and Liabilities Assumed [Abstract]
Cash	$ 44
Intangible asset	7,360	[1]
Other receivables	1
Trade payables	(28)
Other payables	(2)
Total net identifiable assets	$ 7,375

[1]	Intangible asset - In process research and development